Plan Expenses	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Description of Plan [Line Items]
PLAN EXPENSES	PLAN EXPENSES
Reasonable expenses of administering the Plan, unless paid by the Company, are paid by the Plan. For both 2025 and 2024, trustee fees associated with the Eastman Stock Fund and the Eastman ESOP Fund were paid with assets of those individual funds. Brokerage fees, transfer taxes, investment fees and other expenses incidental to the purchase and sale of securities and investments are included in the cost of such securities or investments or deducted from the sales proceeds. Administration fees for notes receivable from participants are deducted quarterly from the accounts of participants with outstanding notes receivable balances. Origination fees are deducted from the participant's account at the inception of the note receivable. Investment-related fees are charged directly to the participant account via the investment NAV.